================================================================================

                                                               EXHIBIT 10.12



                             AMENDED AND RESTATED

                             SHAREHOLDER AGREEMENT


                                 by and among


                        TANNING TECHNOLOGY CORPORATION

                                      and

                   the parties listed as signatories hereto






                           Dated as of July 20, 1999

================================================================================

                               TABLE OF CONTENTS

ARTICLE I:   DEFINITIONS...............................................   1

   Section 1.1.  Definitions...........................................   1

ARTICLE II:  REPRESENTATIONS AND WARRANTIES............................   3

   Section 2.1.  Representations and Warranties........................   3

ARTICLE III: CORPORATE GOVERNANCE......................................   4

   Section 3.1.  Voting of Shares......................................   4
   Section 3.2.  Composition of the Board of Directors.................   4
   Section 3.3.  Committees............................................   5
   Section 3.4.  Certificate of Incorporation and By-Laws..............   5

ARTICLE IV:  TERMINATION...............................................   6

ARTICLE V:   GENERAL PROVISIONS........................................   6

   Section 5.1.  Effective Date........................................   6
   Section 5.2.  Exclusive Agreement; No Third-Party Beneficiaries.....   6
   Section 5.3.  Governing Law, Etc....................................   6
   Section 5.4.  Successors and Assigns................................   7
   Section 5.5.  Severability..........................................   7
   Section 5.6.  Notices...............................................   7
   Section 5.7.  Counterparts; Facsimile Signatures....................   8
   Section 5.8.  Interpretation........................................   8
   Section 5.9.  Amendment.............................................   9
   Section 5.10. Extension; Waiver.....................................   9
   Section 5.11. Enforcement of Agreement..............................   9
   Section 5.12. Further Assurances....................................   9

                             AMENDED AND RESTATED

                             SHAREHOLDER AGREEMENT
                             ---------------------

          THIS AMENDED AND RESTATED SHAREHOLDER AGREEMENT, is made as of July 20, 1999 (this "Agreement"), by and among Tanning Technology Corporation, a
                ---------
Delaware corporation (the "Company"), Courtney Rose Corporation, a Colorado
                           -------
corporation ("Courtney"), WinSoft Corporation, a Colorado corporation
              --------
("WinSoft"), Hippeli Enterprises, Inc., a Colorado corporation ("Hippeli"),
  -------                                                        -------
(Courtney, WinSoft and Hippeli are collectively referred to herein as the "Original Members"), Tanning Family Partnership, L.L.L.P. ("TFP"), Larry G.
-----------------
Tanning, Christine A. Tanning, Larry G. Tanning Irrevocable Trust for the Benefit of His Lineal Descendants ("LGT Trust"), Christine A. Tanning
                                    ---------
Irrevocable Trust for the Benefit of Her Lineal Descendants ("CAT Trust"), Bipin
                                                              ---------
Agarwal, Toni Hippeli (the Original Members and TFP, Larry G. Tanning, Christine
A. Tanning, LGT Trust, CAT Trust, Bipin Agarwal and Toni Hippeli are referred to herein as the "Tanning Parties"), AEA Tanning Investors Inc., a Delaware
               ---------------
corporation ("AEA"), TTC Investors I LLC, a Delaware limited liability company
              ---
("TTC I"), TTC Investors II LLC, a Delaware limited liability company ("TTC
  -----                                                                 ---
II"), TTC Investors IA LLC, a Delaware limited liability company ("TTC IA") and
                                                                   ------
TTC Investors IIA LLC, a Delaware limited liability company ("TTC IIA") (AEA,
                                                              -------
TTC I, TTC II, TTC IA and TTC IIA are collectively referred to herein as "TTC").
                                                                          ---

          WHEREAS, the parties are party to a Shareholder Agreement dated as of January 31, 1997, as amended prior to the date hereof (the "Original Shareholder
                                                            --------------------
Agreement");
---------

          WHEREAS, the parties desire to make certain changes to the Original Shareholder Agreement, and to amend and restate such Original Shareholder Agreement to read in its entirety as set forth below;

          NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows, effective as of the Effective Date:

                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1. Definitions.
                       -----------

          "Agreement": as defined in the preamble to this Agreement.
           ---------

          "Audit Committee": means such committee as established by the Board
           ---------------
of Directors.

          "Board of Directors": the board of directors of the Company.
           ------------------

          "By-Laws": means the Amended and Restated By-Laws of the Company as
           -------
in effect on the date hereof, as they may be amended from time to time hereafter.

          "CAT Trust": as defined in the preamble to this Agreement.
           ---------

          "Certificate of Incorporation": means the Amended and Restated
           ----------------------------
Certificate of Incorporation of the Company as in effect on the date hereof, as it may be amended from time to time hereafter.

          "Common Stock": the common stock of the Company (all classes) now or
           ------------
hereafter authorized to be issued.

          "Company": as defined in the preamble to this Agreement.
           -------

          "Compensation Committee": means such committee as established by the
           ----------------------
Board of Directors.

          "Courtney": as defined in the preamble to this Agreement.
           --------

          "Director": a member of the Board of Directors.
           --------

          "Effective Date": as defined in Section 5.1.
           --------------

          "Hippeli": as defined in the preamble to this Agreement.
           -------

          "LGT Trust": as defined in the preamble to this Agreement.
           ---------

          "Litigation": as defined in Section 4.2.
           ----------

          "Original Shareholder Agreement": as defined in the preamble to this
           ------------------------------
Agreement.

          "Person": any natural person, corporation, partnership, firm,
           ------
association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

          "Shareholders": the Tanning Parties and TTC.
           ------------

          "Shares": shares of Common Stock.
           ------

          "Stock Purchase Agreement": the Stock Purchase Agreement, dated as of
           ------------------------
December 24, 1996, as amended and supplemented, among the Company, the Tanning Parties, Stephen Brobst and TTC.

          "Tanning Parties": as defined in the preamble to this Agreement.
           ---------------

          "TFP": as defined in the preamble to this Agreement.
           ---

          "TTC": as defined in the preamble to this Agreement.
           ---

          "Voting Common Stock": Common Stock the holders of which are
           -------------------
generally entitled to vote for the election of the board of directors of the Company.

          "WinSoft": as defined in the preamble to this Agreement.
           -------

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

          Section 2.1. Representations and Warranties. (a) Each of the parties
                       ------------------------------
hereto hereby represents and warrants to each other party hereto as follows: It has all requisite power (corporate or otherwise) and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by it of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action (corporate or otherwise) on its part. This Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation enforceable against it in accordance with its terms except to the extent such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, it in connection with the execution and delivery of this Agreement by it or the consummation by it of the transactions contemplated hereby. The execution and delivery of this Agreement by it and the consummation of the transactions contemplated hereby by it does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to it or any material agreement to which it is a party.

          (b) Each of the Shareholders hereby represents and warrants to each other Shareholder and the Company, that he or it is the record and beneficial owner of the Shares as set forth on Schedule 2.1, free and clear of all liens and encumbrances.

                                  ARTICLE III
                             CORPORATE GOVERNANCE

          Section 3.1.  Voting of Shares. (a) From and after the date hereof,
                        ----------------
each Shareholder shall vote all Shares owned or controlled by him or it and shall take all other necessary or desirable actions within his or its control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), to effectuate the provisions of this Agreement including, without limitation, causing the composition of the Company's Board of Directors and committees to be as contemplated by Sections 3.2 and 3.3 and to cause the election of the nominees described therein.

          (b) From and after the date hereof, the Company and its Subsidiaries shall take all necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings) to effectuate the provisions of this Agreement.

          Section 3.2.  Composition of the Board of Directors. (a) On and after
                        -------------------------------------
the date hereof, the Board of Directors shall initially be comprised of seven Directors, subject to expansion after the date hereof by action of the Board of Directors.

          (b) The Shareholders acknowledge that Article VII of the Company's Certificate of Incorporation provides for staggered terms of the Directors, with Directors serving in Class I, Class II, or Class III. The Shareholders agree that until the first annual meeting of shareholders following the date hereof, the Board of Directors shall be composed as follows:

               (i)    Class I - Toni Hippeli and Michael Shanahan

               (ii)   Class II - Christopher Mahan and Joseph Roebuck

               (iii)  Class III - Larry Tanning, Bipin Agarwal and Henry Skelsey

          (c) From and after the date hereof, Directors shall be nominated as follows (it being understood that such nomination shall include any nomination of any incumbent Director for reelection to the Board of Directors):

               (i) TTC shall have the right to designate one Director in Class II of the Board of Directors (it being understood that Christopher Mahan is TTC's initial designee as set forth in clause (b) above);

               (ii) TFP shall have the right to designate one Director, in any class, to the Board of Directors (it being understood that Larry Tanning is TFP's initial designee as set forth in clause (b) above);

               (iii) WinSoft shall have the right to designate one Director, in any class, to the Board of Directors (it being understood that Bipin Agarwal is WinSoft's initial designee as set forth in clause (b) above);

          (d) If there are insufficient vacancies in a particular class of directors, the available positions shall be allocated first to the nominee of TTC (as to Class II only), second to the nominee of TFP, and third to the nominee of WinSoft (it being understood that each of TTC, TFP and WinSoft shall not have the right to have more than one nominee on the Board of Directors at any time).

          (e)  Each of TTC, TFP and WinSoft, respectively, shall have the right
(i) to remove, with or without cause, any Director nominated in accordance with this Section 3.2 by each of TTC, TFP or Winsoft, respectively, and (ii) to designate any replacement for a Director nominated in accordance with this
Section 3.2 by TTC, TFP or Winsoft, respectively, (including the initial designees during the period prior to the first annual meeting of shareholders following the date hereof) upon the death, resignation, retirement, disqualification or removal from office of such Director. The Board of Directors shall duly appoint as a Director each person so designated to fill a vacancy on the Board of Directors.

          Section 3.3.  Committees. TTC shall have the right to designate one
                        ----------
member of each of the Audit Committee and the Compensation Committee of the Board of Directors.

          Section 3.4.  Certificate of Incorporation and By-Laws. The parties to
                        ----------------------------------------
this Agreement shall take or cause to be taken all lawful action necessary to ensure at all times that the Company's Certificate of Incorporation and By-Laws are not at any time inconsistent with the provisions of this Agreement.

                                  ARTICLE IV
                                  TERMINATION

          The rights and obligations of any Shareholder contained in this Agreement, including the rights to nominate a director and/or to appoint committee members, shall terminate if, at any time from and after the date hereof, such Shareholder either (a) owns less than 10% of the issued and outstanding Common Stock or, (b) in the case of TTC, owns less than 10% of the issued and outstanding Common Stock or its constituent limited liability companies have been terminated, liquidated or dissolved.

                                   ARTICLE V
                              GENERAL PROVISIONS

          Section 5.1.  Effective Date. The effective date of this Agreement
                        --------------
shall be the closing date of the Company's initial public offering (the "Effective Date"). Notwithstanding the foregoing, the provisions of Section
 --------------
3.2(a) increasing the size of the Company's board of directors to seven persons shall be effective as of the date hereof. If the Effective Date does not occur on or prior to October 31, 1999, or the transactions contemplated thereby are abandoned, this Agreement shall be of no further force and effect and the Original Shareholders Agreement shall continue to be in full force and effect.

          Section 5.2.  Exclusive Agreement; No Third-Party Beneficiaries. This
                        -------------------------------------------------
Agreement, the Stock Purchase Agreement and the Related Agreements (as defined in the Stock Purchase Agreement) constitute the sole understanding of the parties with respect to the subject matter hereof and any verbal or written communication between the parties prior to the adoption of this Agreement shall be deemed merged herein and of no further force and effect. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          Section 5.3.  Governing Law, Etc. This Agreement shall be construed in
                        ------------------
accordance with and governed by the laws of the State of Delaware applicable to agreements made and to be performed wholly within such jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America in each case located in the County of New Castle for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the
            ----------
transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 5.6 shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware or the United States of America in each case located in the County of New Castle and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

          Section 5.4.  Successors and Assigns. Neither this Agreement nor any
                        ----------------------
of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the holders of 75% of the issued and outstanding Voting Common Stock held by the parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 5.5.  Severability. If any term or other provision of this
                        ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the greatest extent possible.

          Section 5.6.  Notices. Any notice, request, instruction or other
                        -------
document to be given hereunder by any party hereto to any other party shall be in writing and shall be given (and will be deemed to have been duly given upon receipt) by delivery in person, by electronic facsimile transmission, cable, telegram, telex or other standard forms of written telecommunications, by overnight courier or by registered or certified mail, postage prepaid:

               (a) If to any of the Tanning Parties, to:

               Tanning Technology Corporation
               4600 South Ulster Street, Suite 380
               Denver, Colorado  80237
               Attention: Mark W. Reinhardt
               Telecopy: 303 220-9958

               (b) If to TTC, to:

               AEA Tanning Investors Inc.
               c/o AEA Investors Inc.
               Park Avenue Tower
               65 East 55th Street
               New York, New York  10022
               Attention: Christine J. Smith, Esq.
               Telecopy: 212 702-0518
               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York  10004
               Attention:  Sanford Krieger, Esq.
               Telecopy:  212 859-4000

     or at such other address for a party as shall be specified by like notice.

          Section 5.7.   Counterparts; Facsimile Signatures. This Agreement may
                         ----------------------------------
be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement. Delivery of a photocopy or transmission by telecopy of a signed signature page of this Agreement shall constitute delivery of such signed signature page; provided, however, that each party shall provide each other party an originally executed copy of such signature page as promptly as practicable.

          Section 5.8.   Interpretation. When a reference is made in this
                         --------------
Agreement to Articles, Sections, Schedule or Exhibits, such reference is to an Article or a Section of, Schedule to, or an Exhibit to, this Agreement, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be understood to be followed by the words "without limitation."

          Section 5.9.   Amendment. This Agreement may not be amended except by
                         ---------
an instrument in writing signed on behalf of the holders of 75% of the issued and outstanding Voting Common Stock held by the parties hereto; provided however, that no amendment may be made which adversely affects the rights of a party hereto without the written agreement of such party (except to the extent affecting all Shareholders equally with respect to rights granted to all Shareholders equally).

          Section 5.10.  Extension; Waiver. At any time the parties may extend
                         -----------------
the time for the performance of any of the obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties contained in this Agreement and waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument signed on behalf of such party. The waiver by any party hereto of a breach of any provision hereunder shall not operate to be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

          Section 5.11.  Enforcement of Agreement. The parties hereto agree that
                         ------------------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to any injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any Delaware court, this being in addition to any other remedy to which they may be entitled at law or in equity.

          Section 5.12.  Further Assurances. At any time, or from time to time,
                         ------------------
after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take al such further actions as any party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

          IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto as of the date first above written.


                              TANNING TECHNOLOGY CORPORATION

                                   /s/  Larry G. Tanning
                              By:---------------------------------------
                                 Name:  Larry G. Tanning
                                 Title: President


                              COURTNEY ROSE CORPORATION

                                   /s/  Larry G. Tanning
                              By:---------------------------------------
                                 Name:  Larry G. Tanning
                                 Title: President


                              WINSOFT CORPORATION

                                   /s/  Bipin Agarwal
                              By:---------------------------------------
                                 Name:  Bipin Agarwal
                                 Title: President


                              HIPPELI ENTERPRISES, INC.

                                  /s/   Toni S. Hippeli
                              By:---------------------------------------
                                 Name:  Toni S. Hippeli
                                 Title: President

                              TANNING FAMILY PARTNERSHIP, L.L.L.P.
                              By Courtney Rose Corporation,
                                 its general partner


                                     /s/ Larry G. Tanning
                              By:------------------------------------
                                 Name:   Larry G. Tanning
                                 Title:  President


                                     /s/ Larry G. Tanning
                              ----------------------------------------
                              Larry G. Tanning


                                     /s/ Christine A. Tanning
                              ----------------------------------------
                              Christine A. Tanning

                              /s/  Bipin Agarwal
                              ----------------------------------------
                              Bipin Agarwal

                              /s/ Toni Hippeli
                              ----------------------------------------
                              Toni Hippeli


                              AEA TANNING INVESTORS INC.

                                  /s/ Christopher Mahan
                              By:-------------------------------------
                                 Name:  Christopher Mahan
                                 Title: Vice President

                              TTC INVESTORS I LLC

                              By AEA Tanning Investors Inc.,
                                 its managing member


                                  /s/   Christopher Mahan
                              By:---------------------------------------
                                 Name:  Christopher Mahan
                                 Title: Vice President


                              TTC INVESTORS II LLC

                              By AEA Tanning Investors Inc.,
                                 its managing member

                                 /s/    Christopher Mahan
                              By:---------------------------------------
                                 Name:  Christopher Mahan
                                 Title: Vice President


                              TTC INVESTORS IA LLC

                              By AEA Tanning Investors Inc.,
                                 its managing member

                                 /s/     Christopher Mahan
                              By:---------------------------------------
                                 Name:   Christopher Mahan
                                 Title:  Vice President

                             TTC INVESTORS IIA LLC

                             By AEA Tanning Investors Inc.,
                                its managing member

                                 /s/   Christopher Mahan
                             By:---------------------------------------
                                Name:  Christopher Mahan
                                Title: Vice President

                              LARRY G. TANNING IRREVOCABLE TRUST FOR THE BENEFIT OF HIS LINEAL DESCENDANTS

                              By: Mark W. Tanning,
                                  its trustee

                                   /s/    Mark W. Tanning
                                   ------------------------------------
                                   Name:  Mark W. Tanning
                                   Title: Trustee

                              CHRISTINE A. TANNING IRREVOCABLE TRUST FOR THE BENEFIT OF HER LINEAL DESCENDANTS

                              By: Mark W. Tanning,
                                  its trustee

                                   /s/    Mark W. Tanning
                                   ------------------------------------
                                   Name:  Mark W. Tanning
                                   Title: Trustee